POWER OF ATTORNEY

The undersigned Trustee of the Morgan Creek Global Equity Long/Short Institutional Fund (the "Trust"), a Delaware statutory trust, hereby constitutes and appoints Mark Vannoy, David James and Bibb Strench, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Trust have insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of July, 2017.

/s/ Mark W. Yusko
Mark W. Yusko

POWER OF ATTORNEY

The undersigned Trustee of the Morgan Creek Global Equity Long/Short Institutional Fund (the "Trust"), a Delaware statutory trust, hereby constitutes and appoints Mark Vannoy, David James and Bibb Strench, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Trust have insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of July, 2017.

/s/ William Blackman
William Blackman

POWER OF ATTORNEY

The undersigned Trustee of the Morgan Creek Global Equity Long/Short Institutional Fund (the "Trust"), a Delaware statutory trust, hereby constitutes and appoints Mark Vannoy, David James and Bibb Strench, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Trust have insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of July, 2017.

/s/ Joshua Tilley
Joshua Tilley

POWER OF ATTORNEY

The undersigned Trustee of the Morgan Creek Global Equity Long/Short Institutional Fund (the "Trust"), a Delaware statutory trust, hereby constitutes and appoints Mark Vannoy, David James and Bibb Strench, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Trust have insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of July, 2017.

/s/ Michael McDonald
Michael McDonald

POWER OF ATTORNEY

The undersigned Trustee of the Morgan Creek Global Equity Long/Short Institutional Fund (the "Trust"), a Delaware statutory trust, hereby constitutes and appoints Mark Vannoy, David James and Bibb Strench, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Trust have insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of July, 2017.

/s/ Sean Moghavem
Sean Moghavem